                                                                    EXHIBIT 99.2

                                 $[97,706,174]
                                 (Approximate)

                               GreenPoint Credit
                      Manufactured Housing Contract Trust
                    Pass-Through Certificates, Series 1999-3

                          Group II Floating Rate Pool



                            GreenPoint Credit Corp.
                              Servicer and Seller


                                 MBIA Guaranty


             $[47,706,174] Floating Rate Class II A-1 Certificates $[50,000,000] Auction Rate Class II A-2 Certificates


                            Computational Materials



Neither the Issuer nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Issuer nor the Servicer has prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

--------------------------------------------------------------------------------------------------------------------------------
Class II A Certificates:
                                         $[47,706,174] Class II A-1  Certificates, Variable Rate  (Senior Sequential)
                                         $[50,000,000] Class II A-2  Certificates,  Auction Rate  (Senior Sequential)
--------------------------------------------------------------------------------------------------------------------------------

Title of Securities:                     GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series
                                         1999-3 (together, the "Certificates").

Description of Transaction:              This MBIA-wrapped transaction has one class of floating rate certificates (Class II
                                         A-1) and one class of auction rate certificates (Class II A-2) and is supported by a contract pool which consists of actuarial manufactured housing installment sales contracts, installment loan agreements and certain other assets.

Contract Pool:                           The Group II contract pool consists of 2,230 contracts with an aggregate scheduled principal balance as of April 30, 1999 of approximately $97,706,174.04.  $657,325 of the contracts included in the contract pool were purchased in bulk from Bank of
                                         America, FSB on September 30, 1998.  $1,999,383 were partially funded by Bank of
                                         America, FSB prior to September 30, 1998, purchased on September 30, 1998 from Bank of America, FSB and were subsequently fully funded by GreenPoint Credit Corp.

Trustee:                                 The First National Bank of Chicago.

Auction Agent:                           Bankers Trust Company.

Broker-Dealer:                           Salomon Smith Barney.

Seller and Servicer:                     GreenPoint Credit Corp.

Cut-Off Date:                            End of business on April 30, 1999.

Pricing Date/(1)/:                       Class II A-1:  May [19], 1999.  Class II A-2:  May [19], 1999.

Closing Date/(1)/:                       May [26], 1999.

Form of Certificates:                    Book entry form, same day funds (through DTC, Euroclear and Cedelbank).

Prepayment Pricing Speed:                250% MHP.

Optional Redemption:                     10% clean-up call.

Step-Up Payment Date:                    Payment Date following the calendar month in which a 10% clean-up call is exercised.

Payment Date - Class II A-1:             The 15th day of each month or, if such day is not a business day, the next succeeding business day, beginning on June 15, 1999.

Payment Date - Class II A-2:             The 19th day of each month or, if such day is not a business day, the next succeeding business day, beginning on June 21, 1999.

Servicing Fee:                           100 basis points per annum.

--------------------------
/(1)/ Subject to change.


Interest Accrual Period:                With respect to each distribution date, the Class II A-1 Certificates and the Class
                                        II A-2 Certificates will accrue interest at a rate equal to the product of (i) the actual number of days during the interest period divided by 360 and (ii) the applicable pass-through rate on the principal balance thereof immediately prior to such distribution date.  The interest period for the certificates is the period from the applicable preceding distribution date (or from the closing date with respect to the first distribution date) through the day prior to the distribution date.

Pass-Through Rates:                     The Class II A-1 Pass-Through Rate will be adjusted each month, based on changes in the London Interbank Offered Rate for one-month U.S. dollar deposits.

                                        The Class II A-2 Pass-Through Rate will be adjusted each month as specified by the auction procedures as described in Annex II and III in the prospectus supplement.

Principal Distribution:                 On each distribution date, principal received on the contracts will be distributed to the Class II A-1 Certificates until the outstanding principal balance thereof has been reduced to zero.  Thereafter, principal received on the contracts will be distributed to the Class II A-2 Certificates until the outstanding principal balance thereof has been reduced to zero.

Certificate Ratings:                    AAA by Standard & Poor's;  Aaa by Moody's.

Certificate Insurer:                    MBIA Insurance Corporation ("MBIA").  MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.  Timely interest and principal payments on the
                                        Certificates will be guaranteed by MBIA.

ERISA Considerations:                   Subject to certain considerations discussed in the prospectus supplement, the Class
                                        II A-1 and Class II A-2 Certificates are ERISA eligible.

Taxation:                               REMIC for federal income tax purposes.

Legal Investment:                       The Certificates will be SMMEA eligible.

Prospectus:                             The Certificates are being offered pursuant to a Prospectus supplemented by a
                                        Prospectus Supplement (together, the "Prospectus").  Complete information with respect to the Certificates and the collateral securing them is contained in the
                                        Prospectus.  The information herein is qualified in its entirety by the information appearing in the Prospectus.  To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the
                                        Certificates may not be consummated unless the purchaser has received the Prospectus.

Distributions of Principal and Interest

Amounts distributable to holders of the Certificates shall be allocated on each Payment Date in the following order of priority:

1.  to pay interest on the Class II A-1 and Class II A-2 Certificates;

2. to pay principal of the Class II A-1 Certificates until the Class II A-1 Principal Balance is reduced to zero; then to pay principal of the Class II A-2 Certificates until the Class II A-2 Principal Balance is reduced to zero;

3. to make deposits, if required, to the Special Account as established under and required by the Insurance Agreement;

4. to pay any applicable Net Funds Cap Carryover Amounts to the Class II A-1 Certificateholders and the Class II A-2 Certificateholders pro rata on the basis of the Class II A-1 Net Funds Cap Carryover Amount and Class II A-2 Net Funds Cap Carryover Amount, respectively; and,

5.  to pay any remaining available funds to the holder of the Class R
    Certificate.

The Group II Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


  Characteristics of GreenPoint Manufactured Housing Collateral


  Group II Floating Rate Pool
                                           GPC 99-3
  -----------------------------------     -----------------------------
   Principal Amount ($MM)                  $97,706,174.04
   Number of Loans                         2,230

   Average Loan Balance                    $43,814.43

   Wtd. Avg. Rem. Term                     325 months
   Seasoning                               1.70 months
   Wtd. Avg. APR                           9.378%
   Wtd. Avg. LTV                           89.10%
   Percent LTV (greater than) 90% (by $)   27.40%

   % New Contracts (by $)                  81.26%
   Top 5 States                            15.70% SC
                                           9.52% TX
                                           5.94% MI
                                           5.42% IN
                                           4.84% MO

   Wtd. Avg. Periodic Cap                  2.00%
   Wtd. Avg. Lifetime Cap                  14.374%
   Index                                   1-year CMT
   Margin                                  5.353%

The Group II Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Geographical Distribution of Manufactured Homes

                        Count            Scheduled Balance           % by Balance
----------------------------------------------------------------------------------
Alabama                    38            $1,608,225.24                  1.65%
Arizona                    87             4,227,933.71                  4.33
Arkansas                   23             1,049,421.12                  1.07
California                  8               510,604.80                  0.52
Colorado                   26             1,354,458.22                  1.39
Delaware                    2               110,143.56                  0.11
Florida                    33             1,608,708.45                  1.65
Georgia                    65             3,045,131.54                  3.12
Idaho                       8               552,259.56                  0.57
Illinois                   59             2,503,399.20                  2.56
Indiana                    90             5,300,558.31                  5.42
Iowa                       73             2,487,722.40                  2.55
Kansas                     54             2,109,855.20                  2.16
Kentucky                   87             4,334,141.84                  4.44
Louisiana                  61             2,219,982.50                  2.27
Maine                       1                32,072.93                  0.03
Maryland                    7               354,330.93                  0.36
Michigan                  126             5,807,611.09                  5.94
Minnesota                  65             2,324,272.76                  2.38
Mississippi                28               984,238.45                  1.01
Missouri                  129             4,729,407.50                  4.84
Montana                    10               483,997.15                  0.50
Nebraska                   11               508,828.09                  0.52
Nevada                      5               271,473.98                  0.28
New Hampshire               3               279,108.43                  0.29
New Mexico                 10               421,363.55                  0.43
New York                    1                32,880.22                  0.03
North Carolina            103             4,616,440.97                  4.72
North Dakota               11               383,408.24                  0.39
Ohio                       57             2,543,501.53                  2.60
Oklahoma                   12               629,848.39                  0.64
Oregon                     89             4,294,899.55                  4.40
Pennsylvania               17               822,602.91                  0.84
South Carolina            355            15,337,650.00                 15.70
South Dakota               47             2,089,941.64                  2.14
Tennessee                  90             3,631,945.17                  3.72
Texas                     233             9,302,877.14                  9.52
Utah                        3               102,822.14                  0.11
Vermont                     5               315,981.69                  0.32
Virginia                   14               666,042.09                  0.68
Washington                 26             1,218,043.34                  1.25
West Virginia              11               442,266.23                  0.45
Wisconsin                  44             1,926,073.11                  1.97
Wyoming                     3               129,699.17                  0.13
----------------------------------------------------------------------------------
Total                   2,230           $97,706,174.04                100.00%

The Group II Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.




Distribution of Original Principal Balances


                               Count          Scheduled Balance           % by Balance
---------------------------------------------------------------------------------------
    5,000 -      5,000             1       $          5,000.00                0.01%
    5,001 -      7,500             2                 11,275.22                0.01
    7,501 -     10,000             7                 59,313.21                0.06
   10,001 -     12,500            19                216,020.69                0.22
   12,501 -     15,000            32                439,514.27                0.45
   15,001 -     17,500            39                635,967.45                0.65
   17,501 -     20,000            46                867,620.32                0.89
   20,001 -     22,500            68              1,443,014.78                1.48
   22,501 -     25,000            90              2,138,280.74                2.19
   25,001 -     27,500           133              3,511,186.28                3.59
   27,501 -     30,000           143              4,099,968.74                4.20
   30,001 -     32,500           132              4,101,086.44                4.20
   32,501 -     35,000           146              4,923,395.64                5.04
   35,001 -     40,000           318             11,936,593.14               12.22
   40,001 -     45,000           219              9,289,262.53                9.51
   45,001 -     50,000           172              8,186,271.75                8.38
   50,001 -     55,000           148              7,736,303.73                7.92
   55,001 -     60,000           109              6,230,811.83                6.38
   60,001 -     65,000            88              5,482,696.31                5.61
   65,000 -     70,000            63              4,239,156.43                4.34
   70,001 -     75,000            56              4,060,975.65                4.16
   75,000 -     80,000            50              3,862,397.16                3.95
   80,001 -     85,000            30              2,468,203.79                2.53
   85,001 -    146,803           119             11,761,857.94               12.04
---------------------------------------------------------------------------------------
Total                          2,230       $      97,706,174.04             100.00%


Distribution of Original Loan-to-Value Ratios



                               Count          Scheduled Balance           % by Balance
---------------------------------------------------------------------------------------
       29   -       50            11       $         260,327.59               0.27%
       51   -       60             9                 384,238.49               0.39
       61   -       70            26               1,031,714.86               1.06
       71   -       80           152               6,727,983.10               6.89
       81   -       85           198               9,876,124.82              10.11
       86   -       90         1,228              52,650,748.84              53.89
       91   -       95           562              24,788,663.48              25.37
       96   -      100            44               1,986,372.86               2.03
---------------------------------------------------------------------------------------
Total                          2,230       $      97,706,174.04             100.00%

The Group II Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.





Distribution of Contract Rates



                                           Count         Scheduled Balance        % by Balance
----------------------------------------------------------------------------------------------
             5.75 -    5.99                 14             $1,152,796.70               1.18%
             6.00 -    6.24                 26              2,187,882.39               2.24
             6.25 -    6.49                  6                522,224.51               0.53
             6.50 -    6.74                 13              1,036,230.11               1.06
             6.75 -    6.99                 37              2,907,974.43               2.98
             7.00 -    7.24                 54              4,173,681.68               4.27
             7.25 -    7.49                 35              2,837,604.95               2.90
             7.50 -    7.74                 21              1,495,703.71               1.53
             7.75 -    7.99                 27              2,168,460.87               2.22
             8.00 -    8.24                 49              3,497,323.14               3.58
             8.25 -    8.49                 30              2,022,611.74               2.07
             8.50 -    8.74                 87              4,722,960.46               4.83
             8.75 -    8.99                 93              4,651,713.68               4.76
             9.00 -    9.24                103              5,084,638.37               5.20
             9.25 -    9.49                114              5,035,125.17               5.15
             9.50 -    9.74                192              8,793,507.06               9.00
             9.75 -    9.99                157              7,077,747.83               7.24
            10.00 -   10.24                 89              3,818,147.64               3.91
            10.25 -   10.49                246              8,152,161.32               8.34
            10.50 -   10.74                147              4,948,310.62               5.06
            10.75 -   10.99                177              6,740,377.33               6.90
            11.00 -   11.24                 76              2,810,891.48               2.88
            11.25 -   11.49                 43              1,315,452.35               1.35
            11.50 -   11.74                 97              2,968,842.35               3.04
            11.75 -   11.99                 97              2,400,557.96               2.46
            12.00 -   12.24                 68              1,902,414.85               1.95
            12.25 -   12.49                 42              1,146,003.23               1.17
            12.50 -   12.74                 23                537,388.10               0.55
            12.75 -   12.99                  6                202,434.17               0.21
            13.00 -   13.24                 34                793,913.55               0.81
            13.25 -   13.49                 19                459,665.01               0.47
            13.50 -   13.74                  5                 89,949.09               0.09
            13.75 -   13.75                  3                 51,478.19               0.05
----------------------------------------------------------------------------------------------
Total                                    2,230            $97,706,174.04             100.00%

The Group II Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


Distribution of Remaining Months to Maturity

                                Count            Scheduled Balance           % by Balance
-------------------------------------------------------------------------------------------
             34 -      60         8           $    72,368.40                      0.07%
             61 -      90         9               135,513.31                      0.14
             91 -     120        27               424,849.19                      0.43
            121 -     150        10               173,254.12                      0.18
            151 -     180       150             3,321,030.03                      3.40
            181 -     210         2                51,368.93                      0.05
            211 -     240       477            15,306,400.44                     15.67
            241 -     270         1                74,550.15                      0.08
            271 -     300       243            10,130,897.77                     10.37
            301 -     360     1,303            68,015,941.70                     69.61
-------------------------------------------------------------------------------------------
Total                         2,230           $97,706,174.04                    100.00%

Distribution of Maximum Cap


                                Count            Scheduled Balance           % by Balance
-------------------------------------------------------------------------------------------
          10.00  -  10.00         1           $    74,550.15                        0.08%
          10.51  -  11.00        40             3,340,679.09                        3.42
          11.01  -  11.50        19             1,558,454.62                        1.60
          11.51  -  12.00        91             7,081,656.11                        7.25
          12.01  -  12.50        56             4,333,308.66                        4.44
          12.51  -  13.00        76             5,665,784.01                        5.80
          13.01  -  13.50       118             6,810,589.83                        6.97
          13.51  -  14.00       196             9,736,352.05                        9.96
          14.01  -  14.50       305            13,763,614.60                       14.09
          14.51  -  15.00       245            10,821,345.32                       11.08
          15.01  -  15.50       393            13,100,471.94                       13.41
          15.51  -  16.00       253             9,551,268.81                        9.78
          16.01  -  16.50       140             4,284,294.70                        4.38
          16.51  -  17.00       165             4,302,972.81                        4.40
          17.01  -  17.50        65             1,683,391.33                        1.72
          17.51  -  18.00        40               996,347.72                        1.02
          18.01  -  18.50        24               549,614.10                        0.56
          18.51  -  18.75         3                51,478.19                        0.05
-------------------------------------------------------------------------------------------
Total                         2,230           $97,706,174.04                      100.00%

The Group II Contract Pool

The information herein regarding the collateral represents the Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.



Distribution of Gross Margins


                               Count           Scheduled Balance          % by Balance
---------------------------------------------------------------------------------------
   1.75 -    2.00                 41        $     3,419,346.31                 3.50%
   2.01 -    2.50                 18              1,479,787.40                 1.51
   2.51 -    3.00                 91              7,081,656.11                 7.25
   3.01 -    3.50                 56              4,333,308.66                 4.44
   3.51 -    4.00                 72              5,287,137.96                 5.41
   4.01 -    4.50                118              6,962,270.05                 7.13
   4.51 -    5.00                183              9,115,732.84                 9.33
   5.01 -    5.50                322             14,402,785.65                14.74
   5.51 -    6.00                302             12,541,230.81                12.84
   6.01 -    6.50                384             13,211,760.23                13.52
   6.51 -    7.00                233              8,549,694.41                 8.75
   7.01 -    7.50                194              5,491,901.54                 5.62
   7.51 -    8.00                117              3,392,031.89                 3.47
   8.01 -    9.50                 99              2,437,530.18                 2.49
---------------------------------------------------------------------------------------
Total                          2,230        $    97,706,174.04               100.00%


Distribution of Next Adjustment Date


                               Count           Scheduled Balance          % by Balance
---------------------------------------------------------------------------------------
   Jun-99                          3        $       208,676.62                 0.21%
   Jul-99                          4                362,980.10                 0.37
   Aug-99                          4                204,786.12                 0.21
   Sep-99                          5                373,017.90                 0.38
   Oct-99                         16              1,267,063.57                 1.30
   Nov-99                         42              3,344,589.03                 3.42
   Dec-99                         62              4,760,455.17                 4.87
   Jan-00                         54              3,876,431.30                 3.97
   Feb-00                        583             25,668,727.84                26.27
   Mar-00                        577             23,076,857.57                23.62
   Apr-00                        561             22,439,953.61                22.97
   May-00                        163              6,187,210.21                 6.33
   Jul-01                          1                 33,364.52                 0.03
   Oct-01                          1                 59,952.78                 0.06
   Dec-01                          3                131,712.12                 0.13
   Jan-02                          8                414,666.14                 0.42
   Feb-02                         50              1,792,295.06                 1.83
   Mar-02                         36              1,365,993.60                 1.40
   Apr-02                         41              1,551,026.81                 1.59
   May-02                         16                586,413.97                 0.60
---------------------------------------------------------------------------------------
Total                          2,230        $    97,706,174.04               100.00%


Weighted Average Life Sensitivity Tables

Settlement date:            05/26/99
First Payment Date:         Class II-A1:  06/15/99       Class II A-2:  06/18/99

Class II A-1
--------------------------------------------------------------------------------
MHP:                       0%       150%      200%      250%      300%     350%

WAL:                     13.56      3.17      2.48      2.04      1.73     1.51
First Payment (months):    1         1         1         1         1        1
Last Payment (months):    247       81        63        51        43       38
Maturity:                Dec-19    Feb-06    Aug-04    Aug-03    Dec-02   Jul-02
--------------------------------------------------------------------------------

Class II A-2
--------------------------------------------------------------------------------
MHP:                       0%       150%      200%      250%      300%     350%
To 10% Call
-----------
WAL:                     24.14      13.20     10.59     8.73      7.36     6.34
First Payment (months):   247         81        63       51        43       38
Last Payment (months):    315        230       190      159       134      116
Maturity:                Aug-25     Jul-18    Mar-15    Aug-12    Jul-10  Jan-09
--------------------------------------------------------------------------------

Class II A-2
--------------------------------------------------------------------------------
MHP:                       0%       150%      200%      250%      300%     350%
To Maturity
-----------
WAL:                     24.28      13.89     11.42     9.56      8.15     7.05
First Payment (months):   247         81        63       51        43       38
Last Payment (months):    354        354       354      354       354      354
Maturity:                Nov-28     Nov-28    Nov-28    Nov-28    Nov-28  Nov-28
--------------------------------------------------------------------------------

                SCEN I  SCEN II SCEN III  SCEN IV  SCEN V  SCEN VI
Fix Prepay in MHP   0      150     175      200     250     275
Arm Prepay in MHP   0      150     200      250     300     350
Per     Date        AV      AV      AV      AV      AV      AV
       0  May-99    100%    100%    100%    100%    100%    100%
      12  May-00      98      85      80      76      71      67
      24  May-01      97      68      58      49      41      32
      36  May-02      95      51      37      25      13       2
      48  May-03      93      35      19       4       0       0
      60  May-04      90      21       3       0       0       0
      72  May-05      88       8       0       0       0       0
      84  May-06      85       0       0       0       0       0
      96  May-07      82       0       0       0       0       0
     108  May-08      79       0       0       0       0       0
     120  May-09      75       0       0       0       0       0
     132  May-10      71       0       0       0       0       0
     144  May-11      66       0       0       0       0       0
     156  May-12      61       0       0       0       0
     168  May-13      56       0       0       0
     180  May-14      49       0       0       0
     192  May-15      42       0       0
     204  May-16      35       0       0
     216  May-17      26       0
     228  May-18      17       0
     240  May-19       7
     252  May-20       0
     264  May-21       0
     276  May-22       0
     288  May-23       0
     300  May-24       0
     312  May-25       0
     324  May-26       0
     336  May-27       0

WAL     TO CALL     13.6     3.2     2.5     2.0     1.7     1.5

Per     Date     AUCTION  AUCTION  AUCTION  AUCTION  AUCTION  AUCTION
       0  May-99    100%    100%     100%    100%     100%     100%
      12  May-00     100     100      100     100      100      100
      24  May-01     100     100      100     100      100      100
      36  May-02     100     100      100     100      100      100
      48  May-03     100     100      100     100       92       80
      60  May-04     100     100      100      88       74       62
      72  May-05     100     100       89      73       60       49
      84  May-06     100      97       77      62       49       38
      96  May-07     100      87       67      51       39       29
     108  May-08     100      77       58      43       32       23
     120  May-09     100      69       50      36       25       18
     132  May-10     100      61       43      30       20       14

     144  May-11     100      54      37      25      16       0
     156  May-12     100      48      31      20       0
     168  May-13     100      42      27      17
     180  May-14     100      37      23       0
     192  May-15     100      32      19
     204  May-16     100      28       0
     216  May-17     100      24
     228  May-18     100       0
     240  May-19     100
     252  May-20      95
     264  May-21      83
     276  May-22      70
     288  May-23      56
     300  May-24      40
     312  May-25      23
     324  May-26       7
     336  May-27       0

WAL     TO CALL     24.3    13.0    10.7     9.0     7.6     6.6